UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On October 21, 2013, Osiris Therapeutics, Inc. (“Osiris” or the “Company”) issued a press release announcing that it had reached agreement with the United States Food and Drug Administration (“FDA”) regarding the regulatory pathway for its Biosurgery products, Grafix® and Ovation®.

The commitments in this agreement will resolve recent concerns FDA raised in an untitled letter dated September 26, 2013. Osiris and FDA reached a resolution to these concerns on September 30, 2013, however due to the “shut down” of the United States Government; FDA was precluded from reviewing the press release until October 18, 2013.

Under the agreement, the regulatory status of Grafix is confirmed and the product will remain on the market as a wound cover for the treatment of acute and chronic woods, regulated under section 361 of the Public Health Service Act and the regulations in 21 CFR Part 1271 as human cells, tissues, and cellular and tissue-based products (“HCT/Ps”).  For certain expanded indications, Osiris has agreed to submit  a Biologic License Application (“BLA”) for Grafix.  Osiris intends to use existing clinical data on Grafix to support the submission.

Additionally, Osiris will continue transitioning its Ovation product line over to its newly launched OvationOS™ formulation and has agreed to complete this transition no later than the second half of 2014.  OvationOS is a viable bone matrix optimized for the repair of osseous defects to more specifically address the needs of the orthopedic market.

The Company’s Cartiform® product is not affected.

A copy of the FDA untitled letter is attached hereto as Exhibit 99.2 and is incorporated by reference.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d)     Exhibits.

99.1	Registrant’s press release dated October 21, 2013.
99.2	Untitled Letter dated September 26, 2013 from the United States Food and Drug Administration to the Registrant.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause our actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: October 21, 2013	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated October 21, 2013.
99.2	Untitled Letter dated September 26, 2013 from the United States Food and Drug Administration to the Registrant.